SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 14, 2006
NEW JERSEY RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

New Jersey	1-8359	22-2376465
(State or other	(Commission	(IRS Employer
jurisdiction	File Number)	Identification No.)
of incorporation)

1415 Wyckoff Road
Wall, New Jersey		07719
(Address of principal executive offices)		(Zip Code)
(732) 938-1480
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders
SIGNATURE

     Item 3.03. Material Modification to Rights of Security Holders.
     Pursuant to its terms, the Registrant’s existing Shareholder Rights Agreement, dated as of July 31, 1996 (the “Plan”), expired on August 14, 2006. The Board of Directors of the Registrant determined that it would not adopt a replacement Plan at this time. The Board of Directors believes that the expiration of the Plan will not have a material effect on the rights of the holders of the Registrant’s Common Stock.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW JERSEY RESOURCES CORPORATION

Date: August 15, 2006	By:	/s/ Glenn C. Lockwood

Glenn C. Lockwood
Senior Vice President, Chief
Financial Officer and Treasurer